EXHIBIT 10.6

                               AMENDMENT NO. 2 TO
                           LOAN AND SECURITY AGREEMENT


      THIS AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT (this "AMENDMENT"), is entered into on this 7th day of January, 2000, by and between SUNROCK CAPITAL CORP., a Delaware corporation ("LENDER"), and DSI TOYS, INC., a Texas corporation ("BORROWER").

                                    RECITALS

     A. Borrower and Lender have entered into that certain Loan and Security Agreement, dated as of February 2, 1999, as amended by that certain Amendment No. 1 to Loan and Security Agreement, dated effective as of June 30, 1999, by and between Lender and Borrower (as the same may be amended, modified or supplemented from time to time, the "LOAN AGREEMENT").

      B. Pursuant to a letter agreement, dated as of December 30, 1999, by and between Borrower and Lender (the "LETTER AGREEMENT"), Lender waived certain specified provisions of the Loan Agreement in order to facilitate certain transactions (the "MERGER") contemplated by a Merger Agreement between Borrower, Meritus Industries, Inc., a New Jersey corporation, Meritus Industries, Ltd., a Hong Kong corporation, Walter S. Reiling and Susan Reiling.

      C. The Letter Agreement requires certain amendments to the Loan Agreement.

      NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

      1.01 Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Loan Agreement, as amended hereby.

                                   ARTICLE II
                                   AMENDMENTS

      2.01 DEFINITION OF NET INCOME. SECTION 1 of the Loan Agreement is hereby amended by adding the following SUBSECTIONS 1.31:

            1.31 "Net Income" shall mean as to any Person, as of any date of determination, the net income (or loss) of such Person and its Subsidiaries (if any), calculated on a consolidated basis and in accordance with GAAP, for the period commencing on the first day of the fiscal year in which the date of determination occurs and ending on such date of determination.

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      2.02  DEFINITION OF SECOND  AMENDMENT.  SECTION 1 of the Loan  Agreement
is hereby amended by adding the following SUBSECTION 1.32:

            1.32 "Second Amendment" shall mean that certain Amendment No. 2 to Loan and Security Agreement, dated as of January 7, 2000, by and between Lender and Borrower.

      2.03 AMENDMENT TO PERMIT SUBORDINATED INDEBTEDNESS. SECTION 9.9 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

            0.9 INDEBTEDNESS.

                  (a) Borrower shall not incur, create, assume, become or be liable in any manner with respect to, or permit to exist, any obligations or indebtedness, EXCEPT: (a) the Obligations; (b) trade obligations and normal accruals in the ordinary course of business not yet due and payable, or with respect to which the Borrower is contesting in good faith the amount or validity thereof by appropriate proceedings diligently pursued and available to Borrower, and with respect to which adequate reserves have been set aside on its books; (c) purchase money indebtedness (including capital leases) to the extent not incurred or secured by liens (including capital leases) in violation of any other provision of this Agreement; (d) indebtedness expressly permitted by SECTIONS 9.9(B) AND (C) below and subject to the conditions set forth in such sections; and (e) the indebtedness set forth on Schedule 9.9 hereto; PROVIDED, THAT, (i) Borrower may only make regularly scheduled payments of principal and interest in respect of such indebtedness in accordance with the terms of the agreement or instrument evidencing or giving rise to such indebtedness as in effect on the date hereof, (ii) Borrower shall not, directly or indirectly, (A) amend, modify, alter or change the terms of such indebtedness or any agreement, document or instrument related thereto as in effect on the date hereof, or (B) redeem, retire, defease, purchase or otherwise acquire such indebtedness, or set aside or otherwise deposit or invest any sums for such purpose, and (iii) Borrower shall furnish to Lender all notices or demands in connection with such indebtedness either received by Borrower or on its behalf, promptly after the receipt thereof, or sent by Borrower or on its behalf, concurrently with the sending thereof, as the case may be.

                  (b) Borrower may incur and suffer to exist unsecured indebtedness of Borrower to Walter S. Reiling and Susan Reiling, evidenced by that certain Subordinated Secured Promissory Note, dated January 7, 2000, issued by Borrower payable to the order of such individuals, which indebtedness is subject and subordinate in right of payment to the right of Lender to receive the prior final payment and satisfaction in full of all of the Obligations; PROVIDED, THAT: (i) the principal amount of such indebtedness shall not exceed $1,690,000.00, less the aggregate amount of all repayments, repurchases or redemptions, whether optional or mandatory in respect thereof, plus interest thereon at the rate provided for in such agreement or instrument as in effect on the date hereof, (ii) Borrower shall not, directly or indirectly, make any payments in respect of such

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      indebtedness, including, but not limited to, any prepayments or other non-mandatory payments, except to the extent expressly permitted under that certain Subordination Agreement, dated January 7, 2000, between Walter S. Reiling and Susan Reiling as acknowledged and received by Borrower and Borrower shall not, directly or indirectly, (A) amend, modify, alter or change any terms of such indebtedness or any agreement, document or instrument related thereto, or (B) redeem, retire, defease, purchase or otherwise acquire such indebtedness, or set aside or otherwise deposit or invest any sums for such purpose except as otherwise permitted under any subordination agreement with Lender with respect to such indebtedness, and (iii) Borrower shall furnish to Lender all notices, demands or other materials concerning such indebtedness either received by Borrower or on its behalf, promptly after receipt thereof, or sent by Borrower or on its behalf, concurrently with the sending thereof, as the case may be.

                  (c) Borrower may incur and suffer to exist unsecured indebtedness of Borrower to MVII, LLC, a California limited liability company, evidenced by that certain Promissory Note, dated January 7, 2000, issued by Borrower payable to the order of MVII, LLC (the "MVII NOTE"), which indebtedness is subject and subordinate in right of payment to the right of Lender to receive the prior final payment and satisfaction in full of all of the Obligations; PROVIDED, THAT: (i) the principal amount of such indebtedness shall not exceed $5,000,000.00, less the aggregate amount of all repayments, repurchases or redemptions, whether optional or mandatory in respect thereof, plus interest thereon at the rate provided for in such agreement or instrument as in effect on the date hereof , (ii) Borrower shall not, directly or indirectly, make any payments in respect of such indebtedness, including, but not limited to, any prepayments or other non-mandatory payments, except to the extent expressly permitted under that certain Subordination Agreement, dated January 4, 2000, by and among E. Thomas Martin and MVII, LLC and Lender, as acknowledged and received by Borrower, and Borrower shall not, directly or indirectly, (A) amend, modify, alter or change any terms of such indebtedness or any agreement, document or instrument related thereto, or (B) redeem, retire, defease, purchase or otherwise acquire such indebtedness, or set aside or otherwise deposit or invest any sums for such purpose except as otherwise permitted under any subordination agreement with Lender with respect to such indebtedness, and (iii) Borrower shall furnish to Lender all notices, demands or other materials concerning such indebtedness either received by Borrower or on its behalf, promptly after receipt thereof, or sent by Borrower or on its behalf, concurrently with the sending thereof, as the case may be. Notwithstanding SECTION 9.9(C)(I) above, Borrower shall be permitted to increase the outstanding principal amount of the MVII Note from time to time by an amount not to exceed $500,000 in the aggregate for all such increases; PROVIDED, THAT, the stated interest rate of such indebtedness shall not be increased, the frequency of payments shall not be increased and the principal amount of the MVII Note, as increased from time to time, shall be payable no more frequently than monthly or in amounts greater than $100,000. Borrower shall promptly provide written notice to Lender of an increase in the stated principal amount of the MVII Note pursuant to the authority granted in this SECTION 9.9(C).

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      2.04  AMENDMENT TO NET WORTH. SUBSECTION 9.14 of the Loan Agreement is
hereby amended and restated to read in its entirety as follows:

            9.14 NET WORTH. The Borrower will not permit its Net Worth to be less than the following respective amounts at the following respective dates:

                       DATE                 MINIMUM NET WORTH
                     --------               -----------------

                     12/31/99                  $ 6,500,000
                     03/31/00                  $ 6,000,000
                     06/30/00                  $ 6,500,000
                     09/30/00                  $10,000,000
                     12/31/00                  $10,500,000

                     03/31/01                  $ 8,500,000
                     06/30/01                  $ 9,000,000
                     09/30/01                  $12,500,000
                     12/31/01                  $13,000,000

                     03/31/02                  $11,000,000
                     06/30/02                  $11,500,000
                     09/30/02                  $15,000,000
                     12/31/02                  $15,500,000

      2.05 FISCAL YEAR OF BORROWER. SECTION 9 of the Loan Agreement is hereby amended by adding the following SUBSECTION 9.18:

            9.18 BORROWER'S FISCAL YEAR. Borrower's fiscal year shall be a period of 365 or 366 consecutive days, as appropriate, beginning on the first day after the last day of the immediately preceding fiscal year and ending on the next-following December 31, beginning with the 365 consecutive days ending on December 31, 1999.

      2.06 MINIMUM NET INCOME. SECTION 9 of the Loan Agreement is hereby mended by adding the following SUBSECTION 9.19:

            9.19 NET INCOME. The Borrower will not permit its Net Income to be less than the following respective cumulative amounts for the periods ended as of the following respective dates, each of which dates shall be a date of determination for purposes of the definition of Net Income set forth at SUBSECTION 1.31 hereof:

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                       DATE                     NET INCOME
                     --------                  ------------

                     03/31/00                  $(2,000,000)
                     06/30/00                  $(1,500,000)
                     09/30/00                  $ 2,000,000
                     12/31/00                  $ 2,500,000

                     03/31/01                  $(2,000,000)
                     06/30/01                  $(1,500,000)
                     09/30/01                  $ 2,000,000
                     12/31/01                  $ 2,500,000

                     03/31/02                  $(2,000,000)
                     06/30/02                  $(1,500,000)
                     09/30/02                  $ 2,000,000
                     12/31/02                  $ 2,500,000

      2.07 AMENDMENT OF SECTION 10.1. SECTIONS 10.1(M) and 10.1(N) of the Loan Agreement are hereby amended and restated in their entirety as set forth below, and a new SECTION 10.1(O) is hereby added to SECTION 10.1 as follows:

                  (m) there shall be an event of default under any of the other Financing Agreements;

                  (n) DSI (HK) Limited shall fail to maintain its existing credit facility with State Street Bank and Trust Company or one or more credit facilities acceptable to Lender, in either case upon such terms and conditions as Lender may find adequate to provide financing for the continued operations of DSI (HK) Limited in the manner then conducted; or

                  (o) Borrower shall make any payment to the holders of the subordinated indebtedness permitted pursuant to SECTIONS 9.9(B) or 9.9(C) of this Agreement at a time when such payments are not permitted under the subordination agreements entered into between Lender and the holders of such subordinated indebtedness and acknowledged by Borrower.

      2.08 AMENDMENT TO THE TERM OF THE LOAN AGREEMENT. SUBSECTION 12.1(A) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

            (a) This Agreement and the other Financing Agreements shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on February 2, 2003 (the "Termination Date"). On the Termination Date Borrower hereby promises to pay to Lender, in full, all outstanding and unpaid Obligations and shall furnish cash collateral to Lender in such amounts as Lender determines are reasonably necessary to secure Lender from loss, cost, damage or expense, including attorneys' fees and legal expenses, in connection with any contingent Obligations, including checks or other payments provisionally credited to the Obligations

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      and/or as to which Lender has not yet received final and indefeasible payment. Such payments in respect of the Obligations and cash collateral shall be remitted by wire transfer in Federal funds to such bank account of Lender, as Lender may, in its discretion, designate in writing to Borrower for such purpose. Interest shall be due until and including the next business day, if the amounts so paid by Borrower to the bank account designated by Lender are received in such bank account later than 12:00 noon, Philadelphia, Pennsylvania, time.

      2.09 AMENDMENT TO EARLY TERMINATION FEE. SUBSECTION 12.1(C) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

            (c) If for any reason this Agreement is terminated prior to the end of the then current term or renewal term of this Agreement, in view of the impracticality and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Lender's lost profits as a result thereof, Borrower agrees to pay to Lender, upon the effective date of such termination, an early termination fee in the amount set forth below if such termination is effective in the period indicated:

                       AMOUNT                            PERIOD
          -----------------------------     -------------------------------
          (iv)  3.00% of Maximum Credit     From the date of the Second
                                            Amendment to and including
                                            February 2, 2001

          (v)   2.00% of Maximum Credit     From February 3, 2001 to and
                                            including February 2, 2002

          (vi)  1.00% of Maximum Credit     From and after February 3, 2002
                                            but excluding the Termination
                                            Date

      Such early termination fee shall be presumed to be the amount of damages sustained by Lender as a result of such early termination and Borrower agrees that it is reasonable under the circumstances currently existing. In addition, Lender shall be entitled to such early termination fee upon the occurrence of any Event of Default described in Sections 10.1(g) and 10.1(h) hereof, even if Lender does not exercise its right to terminate this Agreement, but elects, at its option, to provide financing to Borrower or permit the use of cash collateral under the United States Bankruptcy Code. Borrower may elect to terminate this Agreement as of any date; provided, that Borrower shall provide Lender with fifteen (15) days' prior written notice of such election (which notice shall specify the effect date of such termination) and, on such date of termination, pay to Lender all amounts required to be paid upon termination of this Agreement in accordance with this SECTION 12.1. Any notice of termination given by Borrower to Lender pursuant to this SECTION 12.1 shall be irrevocable and binding, unless consented to in writing by Lender. The early termination fee provided for in this SECTION 12.1 shall be deemed included in the Obligations.

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      2.10  DELETION OF SECTION 12.1(D). SECTION 12.1(D) of the Loan Agreement
is hereby deleted in its entirety.

      2.11 AMENDMENT OF SCHEDULE 9.9. Schedule 9.9 to the Loan Agreement is hereby amended by deleting therefrom all references to indebtedness owing to Bank One, Texas, NA.


                                   ARTICLE III
                  RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

      3.01 RATIFICATIONS. Except as expressly amended hereby, the terms and provisions of the Loan Agreement and the Letter Agreement are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Loan Agreement, as amended hereby, and each agreement and instrument executed in connection therewith, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

      3.02 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender that (a) all corporate proceedings taken in connection with Merger and all documents, instruments and other legal matters incident thereto conform in all material respects to the Merger Agreement (as defined in the Letter Agreement), and concurrently with the execution of this Amendment, Sunrock has been provided copies of all such documentation; (b) the execution, delivery and performance of this Amendment has been authorized by all requisite corporate action on the part of Borrower and does not violate the Articles of Incorporation or Bylaws of Borrower; (c) the representations and warranties contained in the Loan Agreement, as amended hereby, are true and correct on and as of the date hereof; (d) as of the date hereof no Event of Default under the Loan Agreement has is continuing and no event or condition exists that with the giving of notice or the lapse of time, or both, would be an Event of Default; and (e) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and each agreement and instrument entered into in connection therewith.

                                   ARTICLE IV
                            MISCELLANEOUS PROVISIONS

      4.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made herein and in the Loan Agreement shall survive the execution and delivery of this Amendment, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

      4.02 REFERENCE TO LOAN AGREEMENT. The Loan Agreement, as amended hereby, and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms thereof are hereby amended so that any reference in the Loan Agreement or such other agreements, documents and instruments shall mean a reference to the Loan Agreement, as amended hereby.

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      4.03  EXPENSES OF LENDER. As provided in the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any agreement, document or instrument executed in connection therewith.

      4.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

      4.05 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

      4.06 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

      4.07 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

      4.08 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

      4.09 FINAL AGREEMENT. THE FINANCING AGREEMENTS (INCLUDING THE LOAN AGREEMENT, THIS AMENDMENT AND THE LETTER AGREEMENT), AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF IN THE DATE THIS AMENDMENT IS EXECUTED. THE FINANCING AGREEMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NOT UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDER.

      4.10 RELEASE. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE


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OBLIGATIONS (AS DEFINED IN THE LOAN AGREEMENT) OR TO SEEK AFFIRMATIVE RELIEF OR
DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS (AS DEFINED IN THE LOAN AGREEMENT), INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR ANY FINANCING AGREEMENT, DOCUMENT OR INSTRUMENT ENTERED INTO IN CONNECTION THEREWITH.

                            [Signature Page Follows]


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                  Executed as of this ___ day of January, 2000.

                                    DSI TOYS, INC.



                                    By: /s/ ROBERT L. WEISGARBER
                                    Name:   Robert L. Weisgarber
                                    Title:  CFO/Vice President


                                    SUNROCK CAPITAL CORP.


                                    By: /s/ ROBERT J. KATCHA
                                    Name:   Robert J. Katcha
                                    Title:  Senior Vice President